Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

        This FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of October 11, 2006 by and among Five Star Quality Care, Inc. (the "Borrower"), each of the parties identified as "Guarantor" on the signature pages hereto (each a "Guarantor"), and Wachovia Bank, National Association, as Lender (the "Lender").

        WHEREAS, the Borrower and the Lender have entered into that certain Credit and Security Agreement dated as of May 9, 2005 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"); and

        WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1.    Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

        (a)   The Credit Agreement is amended by inserting the following definitions in Section 1.1 in appropriate alphabetical order as follows:

          "Convertible Senior Notes" means those certain convertible senior notes issued by the Borrower pursuant to that certain Indenture to be dated on or about October 18, 2006 by and among the Borrower, the Convertible Senior Note Guarantors and U.S. Bank National Association, as trustee.

          "Convertible Senior Note Guarantors" means, initially, FS Lafayette Tenant Trust, FS Leisure Park Tenant Trust, FS Lexington Tenant Trust, FS Tenant Pool I Trust, FS Tenant Pool II Trust, FS Tenant Pool III Trust and FS Tenant Pool IV Trust, and any other Subsidiary of the Borrower that guaranties the Convertible Senior Notes and that is also a Guarantor.

        (b)   Section 10.1.(a) of the Credit Agreement is amended and restated in its entirety as follows:

          (a)   Maximum Leverage Ratio. The ratio of (i) Indebtedness (other than Permitted LC Debt) of the Borrower and its Subsidiaries to (ii) EBITDA for the four consecutive fiscal quarters most recently ended prior to the date of determination, to exceed 7.0 to 1.0 at any time.

        (c)   Section 10.3.(a) of the Credit Agreement is amended and restated in its entirety as follows:

          (a)   (i) Indebtedness of any Loan Party under the Loan Documents, (ii) Indebtedness of the Borrower in an aggregate principal amount not to exceed $200,000,000 in connection with those certain Convertible Senior Notes and (iii) the obligations of the Convertible Senior Note Guarantors to guaranty the Indebtedness outstanding in connection with the Convertible Senior Notes;

        Section 2.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

        (a)   A counterpart of this Amendment duly executed by the Borrower and each Guarantor; and

        (b)   Such other documents, instruments and agreements as the Lender may reasonably request.

        Section 3.    Effectiveness. Upon satisfaction of the conditions precedent contained in Section 4, this Amendment shall be deemed to be effective as of the date hereof.

        Section 4.    Representations. The Borrower represents and warrants to the Lender that:

        (a)   Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with its terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (b)   Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

        (c)   No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

        Section 5.    Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof and after giving effect to this Amendment with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

        Section 6.    Reaffirmation of Guaranty by Guarantors. Each Guarantor hereby reaffirms its continuing obligations to the Lender under Article XII of the Credit Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of its obligations under Article XII of the Credit Agreement, or reduce, impair or discharge the obligations of such Guarantor thereunder.

        Section 7.    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

        Section 8.    Expenses. The Borrower shall reimburse the Lender upon demand for all costs and expenses (including attorneys' fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

        Section 9.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

2

        Section 11.    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

        Section 12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

        Section 13.    Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

3

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit and Security Agreement to be executed as of the date first above written.

THE BORROWER:
FIVE STAR QUALITY CARE, INC.
By:	/s/ Evrett W. Benton
Name:	Evrett W. Benton
Title:	President
THE LENDER:
WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	Managing Director

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Credit and Security Agreement
with Five Star Quality Care, Inc.]

THE GUARANTORS:

ALLIANCE PHARMACY SERVICES, LLC
FIVE STAR QUALITY CARE-CA, INC.
FIVE STAR QUALITY CARE-IA, INC.
FIVE STAR QUALITY CARE-NE, INC.
THE HEARTLANDS RETIREMENT COMMUNITY—
    ELLICOTT CITY I, INC.
FIVE STAR QUALITY CARE-AZ, LLC
FIVE STAR QUALITY CARE-CA, LLC
FIVE STAR QUALITY CARE-COLORADO, LLC
FIVE STAR QUALITY CARE-CT, LLC
FIVE STAR QUALITY CARE-GA, LLC
FIVE STAR QUALITY CARE-IA, LLC
FIVE STAR QUALITY CARE-MO, LLC
FIVE STAR QUALITY CARE-NE, LLC
FIVE STAR QUALITY CARE-WI, LLC
FIVE STAR QUALITY CARE-WY, LLC
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-KS, LLC
FIVE STAR QUALITY CARE-MD, LLC
FIVE STAR QUALITY CARE-NC, LLC
FIVE STAR QUALITY CARE-VA, LLC
FS LAFAYETTE TENANT TRUST
FS LEISURE PARK TENANT TRUST
FS LEXINGTON TENANT TRUST
FS TENANT POOL I TRUST
FS TENANT POOL II TRUST
FS TENANT POOL III TRUST
FS TENANT POOL IV TRUST
MORNINGSIDE OF BELMONT, LLC
MORNINGSIDE OF GALLATIN, LLC
MORNINGSIDE OF SPRINGFIELD, LLC
FSQC FUNDING CO., LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST
FS TENANT HOLDING COMPANY TRUST
By:	/s/ Evrett W. Benton
Name:	Evrett W. Benton
Title:	President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Credit and Security Agreement
with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):
MORNINGSIDE OF BELLGRADE, RICHMOND, LLC MORNINGSIDE OF CHARLOTTESVILLE, LLC MORNINGSIDE OF NEWPORT NEWS, LLC MORNINGSIDE OF SKIPWITH-RICHMOND, LLC
By:	LIFETRUST AMERICA, INC., its Member
By:	/s/ Evrett W. Benton
Name:	Evrett W. Benton
Title:	President

MORNINGSIDE OF ALABAMA, L.P.
MORNINGSIDE OF ANDERSON, L.P.
MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
MORNINGSIDE OF COLUMBUS, L.P.
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
MORNINGSIDE OF DECATUR, L.P.
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
MORNINGSIDE OF GREENWOOD, L.P.
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP
By:	LIFETRUST AMERICA, INC., its General Partner
By:	/s/ Evrett W. Benton
Name:	Evrett W. Benton
Title:	President